[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                          EXHIBIT 10.19

                                  ADDENDUM ONE
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum One ("Addendum One") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between DELL PRODUCTS L.P. (HEREINAFTER "DELL") WITH ITS PRINCIPAL PLACE OF BUSINESS AT ONE DELL WAY, ROUND ROCK, TEXAS 78682, AND COMMVAULT SYSTEMS, INC., (HEREINAFTER "COMMVAULT") A DELAWARE CORPORATION HAVING A PRINCIPAL PLACE OF BUSINESS AT 2 CRESCENT PLACE, OCEANPORT, NEW JERSEY 07757 AND IS EFFECTIVE AS OF THE 11TH DAY OF MARCH, 2004 (THE "EFFECTIVE DATE")

                                    RECITALS

WHEREAS, COMMVAULT and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain COMMVAULT software products;

WHEREAS, the parties now desire to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and COMMVAULT agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

1. COMMVAULT agrees to assist Dell with processing orders and key codes for as long as Dell continues to offer customers COMMVAULT software products. Both parties will work to define a mutually agreeable process.

Customer Data: To the extent that COMMVAULT received Dell's customer data, including but not limited to customer name, telephone number, address, email address or any data that identifies a particular customer ("Customer Data"), COMMVAULT shall (i) treat such data as confidential in accordance with the Confidentiality provisions of this Agreement, Dell's posted Privacy Policy, as attached Exhibit A to this Addendum One, and any applicable laws, rules, and regulations; (ii) use such data only as necessary to perform the requested service and not for any independent marketing activities, and (iii) transmit such data via secure means.

In the event that Dell's Privacy Policy changes and Dell desires to update the policy, Dell shall notify COMMVAULT of the change by written notice, at which time Exhibit A of this Addendum One will be deemed to have been amended with the updated policy.

2. Replace the first sentence of section 3.1 with the following:

         "Within [***] days after the end of Dell's fiscal quarters, as described in Section 3.4 below, Dell will report and pay COMMVAULT a per copy royalty as set forth in the Pricing Supplement for each copy of the Licensed Product(s) distributed by Dell for revenue."

3. Add the following section 3.4:




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[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE
SEC.

         "3.4 Dell shall submit royalty reports within [***] days after the end of Dell's [***]. For the purposes of royalty reporting, Dell's [***] are approximately: [***]."


4. The Pricing Supplement to Agreement is hereby replaced in its entirety with the attached Exhibit B to this Addendum. For clarification purposes, the term "Update Protection" shall mean that COMMVAULT will provide, on a when-and-if available basis, any error fixes, release updates and modifications but not any new functionality sets that are sold separately by COMMVAULT, as evidenced by a separate sku classification and shall also include Level III support, as specified in Section 4.0 of Schedule C to the Agreement.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                         DELL PRODUCTS L.P.

By:      /s/ David West                        By:      /s/ Joseph Kanicki
   ------------------------------                 ------------------------------

Name:    David West                            Name:    Joseph Kanicki
     ----------------------------                   ----------------------------

Title:   VP Business Development               Title:   Senior Manager
      ---------------------------                    ---------------------------

Date:    4/27/04                               Date:    May 5, 2004
     ----------------------------                   ----------------------------




Confidential                         Page 2                              4/26/04

                                    EXHIBIT A
                              DELL'S PRIVACY POLICY

                              DELL'S PRIVACY POLICY
                            As posted on www.dell.com

Dell respects your privacy. Across our business, around the world, we will only collect, store and use your personal information for defined purposes. We use your information to support and enhance our relationship with you, for example, to process your purchase, provide service and support, and share product, service and company news and offerings with you. We do not sell your personal information. We only share your personal data outside the Dell family of companies with your consent, as required by law or to protect Dell, its customers, or the public, or with companies that help Dell fulfill its obligations with you, and then only with partners who share Dell's commitment to protecting your privacy and data. At any time you may contact Dell with any privacy questions or concerns you may have. You also may ask at any time to see the data you have given us and request correction or deletion. We strive to ensure a high level of security and confidentiality.

PRIVACY AND DATA SECURITY

At Dell, your right to privacy and data security is a primary concern. That's why, when you visit dell.com, we help you maintain control over your personal data on the Internet. Below are the guidelines we use for protecting the information you provide us during a visit to our Internet site or when you use our online support offerings such as support.dell.com or support applications loaded on your computer. Please refer to your warranty statement or Dell's Total Satisfaction Policy for policies that apply to information contained on hard drives returned to Dell. Other Dell and Dell co-branded sites may operate under their own privacy and security policies. Visit www.nclnet.org/essentials to learn more about how to protect your privacy on the Internet through a consumer education campaign called Online E-ssentials, developed by Dell in partnership with the National Consumers League.

Dell is a proud participant in the BBB Online(R) Privacy Program. The BBB OnLine Privacy Program is backed by an organization noted for its expertise and experience in conducting successful national self-regulation programs - the Council of Better Business Bureaus. The mission of BBB OnLine is to promote trust and confidence on the Internet by advocating ethical online business practices. Further information about this program is available at http://www.bbbonLine.org.

Dell's Privacy statement discloses the privacy guidelines for the entire domestic Dell Web site. THE GUIDELINES AT THIS SITE ARE APPLICABLE ONLY TO THIS DOMESTIC WEB SITE.


LOGO

DELL ONLY ASKS FOR SPECIFIC TYPES OF PERSONAL INFORMATION

In a few areas on our Web site and online customer support tools, we ask you to provide information that will enable us to enhance your site visit, to assist you with technical support issues or to follow up with you after your visit. It is completely optional for you to participate.

For example, we request information from you when you:

         1.       Register on dell.com

         2.       Request a quote

         3.       Place an order

         4.       Provide feedback in an online survey

         5.       Participate in a sweepstakes or other promotional offer

         6. Request e-mail notification of your order status (called "Order Watch")

         7.       Subscribe to a newsletter or a mailing list



Confidential                         Page 3                              4/26/04

         8.       Request assistance from our "Product Advisor"

         9.       Fill our a support request

In each of the instances above, we may ask for your name, e-mail address, phone number, address, type of business, customer preference information, customer number and service tag number, as well as other similar personal information that is needed to register or subscribe you to services or offers. If we ever ask for significantly different information we will inform you. In the case of newsletters or mailing lists, you will be able to "unsubscribe" to these mailings at any time.

DELL ONLY USES YOUR PERSONAL INFORMATION FOR SPECIFIC PURPOSES

The information you provide will be kept confidential and used to support your customer relationship with Dell. Among other things, we want to help you quickly find information on dell.com and alert you to product upgrades, special offers, updated information and other new products and services from Dell. Agents or contractors of Dell who have access to your personal information and prospect information are required to keep the information confidential and not use it for any other purpose than to carry out the services they are performing for Dell. Dell may enhance or merge your information collected at its site with data from third parties for purposes of marketing products or services to you.

In addition, Dell may be required to disclose personal information in connection with law enforcement, fraud prevention, regulation, and other legal action or if Dell reasonably believes it is necessary to do so to protect Dell, its customers, or the public.

YOU CAN OPT-OUT OF RECEIVING FURTHER MARKETING FROM DELL AT ANY TIME

Periodically, we may send you information about our various products and services, or other products and services we feel may be of interest to you. Only Dell (or agent working on behalf of Dell and under confidentiality agreements) will send you these direct mailings. If you do not want to receive such mailings, simply tell us when you give us your personal information. Or, at any time you can easily opt-out of receiving further marketing from Dell by clicking here.

DELL WILL NOT DISCLOSE YOUR PERSONAL INFORMATION TO ANY OUTSIDE ORGANIZATION FOR ITS USE IN MARKETING WITHOUT YOUR CONSENT

Information regarding you (such as name, address and phone number) or your order and the products you purchase will not be given or sold to any outside organization for its use in marketing or solicitation without your consent. Your information may be shared with agents or contractors of Dell for the purposes of performing services for Dell.

INTERNET COMMERCE

The online store at dell.com is designed to give you options concerning the privacy of your credit card information, name, address, e-mail and any other information you provide us. Dell is committed to data security with respect to information collected on our site. We offer the industry standard security measures available through your browser called SSL encryption, (please see Dell's Store Security page for details on these security measures). If at any time you would like to make a purchase, but do not want to provide your credit card information online, you may contact a sales representative over the telephone. Simply call 1-800-WWW-DELL. It has always been a Dell practice to contact customers in the event of a potential problem with your purchase or any normal business communication regarding your purchase.

CUSTOMIZED EXPERIENCE

We use technology to help us deliver customized visitor experiences. At Dell, we primarily use "cookies" to help us determine which service and support information is appropriate to your machine and to maintain your shopping experience in our online store. Our use of this technology does not mean that we automatically know any information about you. We might be able to ascertain what type of computer you are using, but beyond that, our use



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
of cookies is designed only to provide you with a better experience when using www.dell.com. Dell has no desire or intent to infringe on your privacy while using the dell.com site. For more information about our use of cookies, please click here.

THIRD-PARTY SALES

Please be aware that other web sites that may be accessed through our site may collect personally identifiable information about you. The information practices of those third-party web sites linked to Dell.com are not covered by this privacy statement. We generally use the "___" symbol to mark links that go to third-party sites.

You are solely responsible for maintaining the secrecy of your passwords or any account information. Please be careful and responsible whenever you're online. If you post personal information online that is accessible to the public, you may receive unsolicited messages from other parties in return. While we strive to protect your personal information, Dell cannot ensure or warrant the security of any information you transmit to us, and you do so at your own risk.

CHILDREN'S PRIVACY (AGE 12 AND UNDER)

Dell takes children's privacy seriously.

Dell does not seek to collect personal information about children through its Web site. Dell does not condition a child's participation in an activity on the disclosure of more personal information than is reasonably necessary to participate in the activity.

If we become aware that a person submitting a personal information to us through any part of our Web site is a child, we delete the information as soon as we discover it and do not use it for any purpose, nor do we disclose it to third parties.

Since we do not seek to collect any personal information about children, and we delete any information collected inadvertently as soon as we discover that a child has submitted it, we typically retain no information about children that could be reviewed or deleted. If a parent requests review or deletion of information about their child before we have discovered and deleted the information, then we will of course honor that request.

OTHER WEB SITES

Dell's Web site contains links to other Web sites that are not operated by Dell. Dell is not responsible for the privacy practices of the Web sites that it does not operate. Some parts of the Web site are animated using various downloadable applications, such as Macromedia's Shockwave/Flash. We also make video available through RealNetwork's Media-Player, and use the video hosting services of Broadcast.com. Futures-Careers, Macromedia, RealNetworks, and Broadcast.com operate under their own privacy and security policies, and the way they may collect and use information can be further evaluated at: www.macromedia.com, www.realnetworks.com, and www.broadcast.com.

CONTACT DELL

Dell is the sole operator of the Dell Web site. If you would like to contact us for any reason regarding our privacy practices, please write us at the following address:

Dell Computer Corporation
Attention:  Privacy
One Dell Way
Round Rock, Texas  78682

You may also click here and fill out the e-mail form under the topic: "Privacy
Info: Request"



Confidential                         Page 5                              4/26/04

DELL WANTS TO HELP YOU KEEP YOUR PERSONAL INFORMATION ACCURATE

You can request the individual information that Dell has collected by submitting a request here. To view or edit the information that has been stored online, please visit the My Account section of the Dell Web site.

Effective Date:  Oct. 11, 2003




Confidential                         Page 6                              4/26/04

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                                                                                       DELL   1YR UPDATE  3YR UPDATE
SKU DESCRIPTION                                                      [***]  [***]   MSRP   DISCOUNT  SW COST  PROTECTION  PROTECTION
====================================================================================================================================
 CommServe                                                           [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 [***]                                                               [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
 GalaxyExpress LAN Suite includes:                                   [***]  [***]  $[***]    [***]   $ [***]  $    [***]  $    [***]
     GalaxyExpress (key code upgrade to Galaxy)
     1 Windows, Storage Server2003, Linux or Novell MediaAgent included
     Includes support for up to 6 drive library for list of Dell supported drives/libraries
     3 FS Agents (can purchase more FS agents from list above) for Windows, UNIX, Linux or Novell
     1 Windows Application iDA (can purchase more Windows (only) APP agents from list above)
     Max 25 total clients (agents), no san spt + other Gexpress limitations

 [***]                                                                             $[***]    [***]   $ [***]  $    [***]  $    [***]
====================================================================================================================================



Confidential                         Page 7                              4/26/04